UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 7, 2026

HOLOGIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36214	04-2902449
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Campus Drive

Marlborough, MA 01752

(Address of Principal Executive Offices)

(508) 263-2900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HOLX	THE NASDAQ STOCK MARKET LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion of the previously announced Merger (as defined below) pursuant to the Agreement and Plan of Merger, dated as of October 21, 2025 (the “Merger Agreement”), by and among Hologic, Inc., a Delaware corporation (the “Company”), Hopper Parent Inc., a Delaware corporation (“Parent”), and Hopper Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”).

On April 7, 2026 (the “Closing Date”), pursuant to the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of investment funds managed by Blackstone Inc. (“Blackstone”) and TPG Global, LLC (“TPG”).

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 1.01.

In connection with the closing of the Merger, the Company entered into a Contingent Value Rights Agreement (the “CVR Agreement”) among Parent, the Company and Equiniti Trust Company, LLC, a New York limited liability trust company, as rights agent, pursuant to which each holder of outstanding shares of common stock of the Company, par value $0.01 per share (the “Company Common Stock” or “Shares”) and certain Company equity awards as of immediately prior to the effective time of the Merger (the “Effective Time”) became entitled to receive one (1) contingent value right (each, a “CVR”) per Share.

The foregoing description of the CVR Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the CVR Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02 Termination of Material Definitive Agreements.

Concurrently with the closing of the Merger, the Company repaid all outstanding principal and all accrued and unpaid interest (together with all fees, expenses and other amounts owed in connection therewith), effectuated the release of all liens securing any obligations the release of all guarantees and terminated all credit commitments outstanding under that certain Amended and Restated Credit and Guaranty Agreement, dated as of October 3, 2017, among the Company, Hologic GGO 4 Ltd, Hologic UK Finance Ltd and certain other subsidiaries of the Company party thereto, the guarantors from time to time party thereto, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent, collateral agent, swing line lender and L/C issuer (as amended by that certain Refinancing Amendment No. 1, dated as of December 17, 2018, as further amended by that certain Refinancing Amendment No. 2, dated as of September 27, 2021, as further amended by that certain Refinancing Amendment No. 3, dated as of August 22, 2022, and as further amended by that certain Refinancing Amendment No. 4, dated as of July 15, 2025).

Redemption of 2028 Notes

On February 13, 2026, the Company issued a conditional notice of full redemption, and on March 16, 2026, a supplemental notice of conditional full redemption, and on April 6, 2026, a second supplemental notice of conditional full redemption, to the holders of its 4.625% Senior Notes due 2028 (the “2028 Notes”), notifying such holders that the Company intends to redeem all $400,000,000 aggregate principal amount of the outstanding 2028 Notes at a redemption price equal to 100.000% of the principal amount thereof, plus accrued and unpaid interest thereon to, but not including, the redemption date. The redemption of the 2028 Notes is conditioned upon the completion of the Merger, which was satisfied at the Effective Time.

In connection with the closing of the Merger, on the Closing Date, the Company irrevocably deposited with the trustee of the 2028 Notes funds, in trust solely for the benefit of the holders of the 2028 Notes, in an amount sufficient to pay and discharge the entire indebtedness on the Notes on the redemption date in order to satisfy and discharge its obligations under the indenture governing the 2028 Notes.

Redemption of 2029 Notes

On March 16, 2026, the Company issued a conditional notice of full redemption, and on April 6, 2026, a supplemental notice of conditional full redemption, to the holders of its 3.250% Senior Notes due 2029 (the “2029 Notes”), notifying such holders that the Company intends to redeem all $950,000,000 aggregate principal amount of the outstanding 2029 Notes at a redemption price equal to 100.000% of the principal amount thereof, plus accrued and unpaid interest thereon to, but not including, the redemption date. The redemption of the 2029 Notes is conditioned upon the completion of the Merger, which was satisfied at the Effective Time.

In connection with the closing of the Merger, on the Closing Date, the Company irrevocably deposited with the trustee of the 2029 Notes funds, in trust solely for the benefit of the holders of the 2029 Notes, in an amount sufficient to pay and discharge the entire indebtedness on the Notes on the redemption date in order to satisfy and discharge its obligations under the indenture governing the 2029 Notes.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference in this Item 2.01.

Merger Consideration

At the Effective Time, in accordance with the terms of the Merger Agreement, each issued and outstanding Share, other than shares of Company Common Stock that, immediately prior to the Effective Time, (a) were held by the Company or any of its subsidiaries and not held on behalf of third parties, (b) were owned by Parent or Merger Sub, and (c) were held by any stockholder who was entitled to demand and properly demanded appraisal of such shares of Company Common Stock pursuant to Section 262 of the General Corporation Law of the State of Delaware, was automatically converted into the right to receive (i) $76.00 per Share in cash, without interest and (ii) one (1) CVR (the consideration contemplated by clauses (i) and (ii), together, the “Merger Consideration”).

In addition, at the Effective Time, in accordance with the terms of the Merger Agreement:

Options

Each outstanding and unexercised option to purchase Shares (each, a “Company Stock Option”), whether vested or unvested, was treated as follows:

i.

Each Company Stock Option with an exercise price per share that is less than $76.00 was cancelled and converted into the right to receive (i) an amount in cash equal to the product of (a) the total number of Shares subject to such Company Stock Option, multiplied by (b) the excess of $76.00 over the applicable exercise price per Share, without interest and less applicable tax withholding, and (ii) one (1) CVR per Share underlying such Company Stock Option;

ii.

Each Company Stock Option with an exercise price per share equal to or greater than $76.00 but less than $79.00 was cancelled and converted into the right to receive one (1) CVR per Share underlying such Company Stock Option, with any CVR payment (up to $3.00) reduced by the amount by which the applicable exercise price per Share exceeds $76.00, without interest and less applicable tax withholding; and

iii.	Each Company Stock Option with an exercise price per share equal to or greater than $79.00 was cancelled for no consideration.

RSU Awards

Each outstanding restricted stock unit award corresponding to Shares (a “Company RSU Award”) was treated as follows, based on the grant date of such award:

i.	Company RSU Awards Granted Prior to October 21, 2025:

Each Company RSU Award granted prior to October 21, 2025 or that is held by a non-employee director of the Company was cancelled and converted into the right to receive, in respect of each Share subject to such Company RSU Award (whether or not vested), (i) $76.00 in cash, without interest and less applicable tax withholding, and (ii) one (1) CVR.

ii.	Company RSU Awards Granted on or After October 21, 2025:

Each outstanding Company RSU Award granted on or after October 21, 2025 (other than any such award held by a non-employee director of the Company) was converted into an unvested cash award representing the right to receive (i) a cash payment equal to $76.00 per Share subject to such Company RSU Award and (ii) a cash payment equal to the payments payable to the holder of one CVR, if any (a “CVR Equivalent Award”), in each case subject to the same vesting terms and conditions (including service requirements, retirement eligibility, and involuntary termination treatment) applicable to the original Company RSU Award. The CVR Equivalent Award will be paid, in whole or in part, upon the later of the (i) satisfaction of the applicable vesting conditions and (ii) achievement of the applicable revenue milestones under the CVR Agreement and will be forfeited if the applicable vesting conditions are not satisfied.

PSU Awards

Each performance share unit award corresponding to Shares (a “Company PSU Award”) was cancelled and converted into the right to receive (i) a cash payment equal to $76.00 per Share subject to such Company PSU Award, without interest and less applicable tax withholding, and (ii) one (1) CVR per Share subject to such Company PSU Award. The number of Shares subject to each Company PSU Award immediately prior to the Effective Time was determined based on the applicable performance goals being deemed achieved at the greater of target level performance and actual performance, measured through the latest practical date prior to the Effective Time.

As a result of the completion of the Merger, the Company became a wholly owned subsidiary of Parent. Parent funded the aggregate Merger Consideration through equity and debt financing.

The foregoing description of the Merger, the Merger Agreement and the other transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on October 21, 2025, which is incorporated by reference herein.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.01.

On April 7, 2026, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) that the Merger had been completed and requested that Nasdaq suspend trading of Company Common Stock on Nasdaq prior to the opening of trading on April 7, 2026. The Company also requested that Nasdaq file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting of all shares of Company Common Stock from Nasdaq and the deregistration of such shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the shares of Company Common Stock will no longer be listed on Nasdaq.

In addition, after effectiveness of the Form 25, the Company intends to file a certification and notice of termination of registration on Form 15 with the SEC requesting the termination of registration of all shares of Company Common Stock under Section 12(g) of the Exchange Act, and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to all shares of Company Common Stock.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and in Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

As a result of the Merger, each share of Company Common Stock that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 of this Current Report on Form 8-K) was automatically cancelled and exchanged, at the Effective Time, into the right to receive the Merger Consideration.

Accordingly, at the Effective Time, the holders of such shares of Company Common Stock ceased to have any rights as shareholders of the Company, other than the right to receive the Merger Consideration.

Item 5.01 Changes in Control of Registrant.

The information set forth in the Introductory Note and in Items 2.01, 3.01, 3.03, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

As a result of the Merger, at the Effective Time, a change of control of the Company occurred, and the Company became a wholly owned subsidiary of Parent. The total amount of cash consideration payable to the Company’s equityholders in connection with the Merger and pursuant to the Merger Agreement was approximately $17.3 billion. The funds used by Parent to consummate the Merger and complete the related transactions came from equity financing and debt financing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.02.

Directors

Pursuant to the Merger Agreement, at the Effective Time, the following persons, who were directors of the Company immediately prior to the completion of the Merger, voluntarily resigned from the board of directors of the Company (the “Board”) and from any and all committees of the Board on which they served: Stephen P. MacMillan, Charles J. Dockendorff, Ludwig N. Hantson, Martin Madaus, Wayde McMillan, Nanaz Mohtashami, Christiana Stamoulis, Stacey D. Stewart and Amy M. Wendell. At the Effective Time, the following person became a director of the Company: José (Joe) E. Almeida.

Officers

Effective as of the Effective Time, Stephen P. MacMillan resigned from all positions with the Company and its subsidiaries. Effective as of the Effective Time, José (Joe) E. Almeida was appointed as Chief Executive Officer of the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the certificate of incorporation of the Company, as in effect immediately prior to the Effective Time, was amended and restated in its entirety (the “Charter”). A copy of the Charter is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Additionally, pursuant to the terms of the Merger Agreement, at the Effective Time, the bylaws of the Company, as in effect immediately prior to the Effective Time, were amended and restated in their entirety to be in the form of the bylaws of Merger Sub as in effect immediately prior to the Effective Time, except that references to Merger Sub’s name were replaced with references to the Company’s name (the “Bylaws”). A copy of the Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On April 7, 2026, the Company issued a press release announcing the closing of the Merger and the appointment on the Closing Date of José (Joe) E. Almeida as the next Chief Executive Officer of the Company. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in this Item 7.01.

The information included in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits

2.1	Agreement and Plan of Merger, dated as of October 21, 2025, by and among Hopper Parent Inc., Hopper Merger Sub Inc. and Hologic, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on October 21, 2025).

3.1	Amended and Restated Certificate of Incorporation of Hologic, Inc.

3.2	Eighth Amended and Restated Bylaws of Hologic, Inc.

10.1*	Contingent Value Rights Agreement, dated as of April 7, 2026, by and among Hopper Parent Inc., Hologic, Inc. and Equiniti Trust Company.

99.1	Press Release, dated April 7, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLOGIC, INC.

Date: April 7, 2026	By:	/s/ Anne M. Liddy
	Name:	Anne M. Liddy
	Title:	General Counsel